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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTIONS 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 18, 2004


                          HOLLINGER INTERNATIONAL INC.
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
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                 (State or other jurisdiction of incorporation)


            1-14164                                95-3518892
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    (Commission File Number)           (I.R.S. Employer Identification No.)



      350 NORTH ORLEANS
         CHICAGO, IL                                    60654
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(Address of principal executive offices)             (Zip Code)


       Registrant's telephone number, including area code: (312) 321-2299

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

       [_]   Written communication pursuant to Rule 425 under the Securities
Act (17 CFR 230.425)

       [_]   Soliciting material pursuant to Rule 14a-12 under the Exchange
Act (17 CFR 240.14a-12)

       [_]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

       [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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         ITEM 8.01         OTHER EVENTS

                  On October 18, 2004, Hollinger International Inc. (the "Company") announced that it filed a Motion with the Court of Chancery in Delaware (the "Court") requesting that the Court change the expiration date of its June 28, 2004 injunction against Conrad Black and Hollinger Inc. from October 31, 2004 to December 31, 2004. The purpose of this request is to enable the Company to undertake the most significant remaining step under its Strategic Process -- the distribution of certain proceeds from the sale of the Telegraph Group.

                  Under the injunction, Conrad Black, Hollinger Inc. and any other person acting in concert with them are enjoined from, among other things, further breaching the Restructuring Proposal entered into with the Company in November, 2003, which established the Strategic Process, or committing further breaches of fiduciary duty in connection with the Strategic Process.

                  In its motion, the Company notes that following the sale of the Telegraph Group it has taken several steps towards the completion of the Strategic Process, including the retirement of approximately $500 million of debt, the disposition of certain of the Company's non-core assets and investments and the preparation of the Company's financial reports for 2003, the first two quarters of 2004 and certain pro forma information. However, until such financial reports are finalized and filed with the U.S. Securities and Exchange Commission ("SEC"), the Corporate Review Committee of the Company's Board of Directors (the "CRC") cannot take all appropriate actions necessary to decide the precise amount and precise method for distributing up to the approximately $700 million in remaining proceeds from the sale of the Telegraph Group. The Company said that its financial reports will likely be finalized and filed with the SEC in November. The Company notes in its motion that if the CRC chooses to distribute proceeds through a self-tender offer, the tender would likely commence in November and could be completed by December. The motion also notes that if the CRC chooses to declare a dividend, the distribution of the dividend could be accomplished in the same timeframe.


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                                     SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         HOLLINGER INTERNATIONAL INC.
                                                  (Registrant)

Date: October 19, 2004                   By: /s/ James R. Van Horn
                                             ---------------------------------
                                             Name:  James R. Van Horn
                                             Title: VP, General Counsel and
                                                    Secretary